Portfolio of Investments (unaudited)

As of July 31, 2020

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—97.1%
COMMON STOCKS—97.1%
AUSTRALIA—77.2%
9,813	Afterpay Ltd. (a)	Information Technology Services— 0.4%	$477,292
90,400	Altium Ltd.	Software— 1.7%	2,112,125
259,100	APA Group	Gas Utilities— 1.7%	2,029,707
215,100	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure— 3.3%	4,033,020
84,800	ASX Ltd.	Capital Markets— 4.1%	4,996,469
900,800	AusNet Services	Electric Utilities— 1.0%	1,150,963
179,500	Australia & New Zealand Banking Group Ltd.	Banks— 1.9%	2,279,774
451,100	BHP Group PLC	Metals & Mining— 8.0%	9,754,322
282,300	Charter Hall Group	Equity Real Estate Investment Trusts (REIT)— 1.7%	2,104,540
1,556,300	Cleanaway Waste Management Ltd.	Commercial Services & Supplies— 1.9%	2,309,030
37,600	Cochlear Ltd.	Health Care— 4.2%	5,131,035
192,400	Commonwealth Bank of Australia	Banks— 8.0%	9,788,320
54,900	CSL Ltd.	Biotechnology— 8.8%	10,678,195
381,500	Goodman Group, REIT	Equity Real Estate Investment Trusts (REIT)— 3.8%	4,638,505
36,600	Macquarie Group Ltd.	Capital Markets— 2.6%	3,216,479
1,117,600	Medibank Pvt Ltd.	Insurance— 1.8%	2,231,954
610,200	Mirvac Group, REIT	Equity Real Estate Investment Trusts (REIT)— 0.8%	908,043
279,100	National Australia Bank Ltd.	Banks— 2.9%	3,484,306
320,400	Northern Star Resources Ltd.	Metals & Mining— 3.0%	3,636,454
415,912	Oil Search Ltd.	Oil, Gas & Consumable Fuels— 0.7%	858,442
448,300	Origin Energy Ltd.	Oil, Gas & Consumable Fuels— 1.4%	1,716,486
194,000	OZ Minerals Ltd.	Metals & Mining— 1.6%	1,882,938
205,100	Sydney Airport	Transportation Infrastructure— 0.6%	768,168
1,953,400	Telstra Corp. Ltd.	Diversified Telecommunication Services— 3.8%	4,677,455
224,000	Westpac Banking Corp.	Banks— 2.2%	2,689,964
159,300	Woodside Petroleum Ltd.	Oil, Gas & Consumable Fuels— 1.9%	2,266,224
148,200	Woolworths Group Ltd.	Food & Staples Retailing— 3.4%	4,102,774
			93,922,984
NEW ZEALAND—13.8%
154,800	a2 Milk Co. Ltd. (a)	Food Products— 1.8%	2,125,031
852,563	Auckland International Airport Ltd. (a)	Transportation Infrastructure— 2.9%	3,577,279
177,000	Fisher & Paykel Healthcare Corp. Ltd.	Health Care— 3.4%	4,181,875
528,900	Spark New Zealand Ltd. (a)	Diversified Telecommunication Services— 1.4%	1,707,710
81,000	Xero Ltd. (a)	Software— 4.3%	5,191,591
			16,783,486
UNITED KINGDOM—3.0%
60,700	Rio Tinto PLC - London Listing	Metals & Mining— 3.0%	3,694,941

UNITED STATES—3.1%
184,200	ResMed, Inc.	Health Care— 3.1%	3,758,932
	Total Long-Term Investments—97.1% (cost $107,298,495)		118,160,343

See Notes to Portfolio of Investments.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of July 31, 2020

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
96,682	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.09%(b)	96,682
	Total Short-Term Investment—0.1% (cost $96,682)	96,682
	Total Investments—97.2% (cost $107,395,177)	118,257,025
	Other Assets in Excess of Liabilities—2.8%	3,454,822
	Net Assets—100.0%	$121,711,847

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of July 31, 2020.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Portfolio of Investments.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited)

July 31, 2020

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to 4:00 p.m. Eastern time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

Aberdeen Australia Equity Fund, Inc.